UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2004

CoSine Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30715	94-3280301

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Bridge Parkway, Redwood City, California	94065

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (650) 637-4777

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2004, CoSine Communications, Inc. issued a press release announcing its financial results for its quarter ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report.

The information in the report (including any exhibit attached to this Current Report), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by CoSine Communications, Inc., except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release, dated October 28, 2004, of CoSine Communications, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 28, 2004	COSINE COMMUNICATIONS, INC.
	By:	/s/ Terry Gibson
Terry Gibson
Executive Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release, dated October 28, 2004, of CoSine Communications, Inc.